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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 April 15, 1998

                      NATIONSCREDIT GRANTOR TRUST 1997 - 2
                      ------------------------------------
               (Exact name of registrant as specified in charter)

   Delaware              333-22327                   75-2655744
   --------              ---------                   ----------
   (State or other       (Commission File            (IRS Employer
   jurisdiction of        Number)                    Identification Number)
   incorporation)

             225 E. John Carpenter Freeway, Irving Texas 75062-2731

             (Address of principal executive offices)    (Zip Code)
             ------------------------------------------------------

       Registrant's telephone number, including area code  (972) 506-5026
 Not Applicable (Former name or former address, if changed since last report.)

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Item 5.     Other Events
            ------------
        This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending March 31, 1998.

        Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of September 30, 1997 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on October 10, 1997.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

(c)                                     Exhibits

Exhibit No.
19.1                          Certificateholders Statements


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      NATIONSCREDIT GRANTOR TRUST 1997 - 2
                      ------------------------------------
                                   (Registrant)



By:  NationsCredit Commercial Corporation of America, as Servicer of
               NationsCredit Grantor Trust 1997 - 2





Date:  April 23, 1998                       By: /s/LAWRENCE ANGELILLI
                                                ---------------------
                                            Name:  Lawrence Angelilli
                                            Title:    Vice President

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                               EXHIBIT INDEX
                               -------------


Exhibit                             Description
Number                             -------------
--------
19.1                         Certificateholders  Statements